U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 20, 2008

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Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware                   333-63951             52-2102424

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(State or other jurisdiction of      (Commission         (I.R.S. Employee

incorporation or organization)        File No.)            I.D. Number)

747 Third Avenue, 4th Floor

New York, New York                         10017

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(Address of principal executive offices           (Zip Code)

(800) 214-1047

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Items to be Included in this Report

Items 1.01.   Entry Into a Material Definitive Agreement

Ameritrans Capital Corporation (the "Company") and its wholly owned subsidiary, Elk Associates Funding Corporation (“Elk”) entered into a letter agreement dated as of October 19, 2008 with Medallion Financial Corp. and Medallion Bank, amending that certain loan purchase agreement dated as of July 16, 2008, as amended October 15, 2008, to, among other things, extend to October 29, 2008 the closing date of the sale to Medallion and its subsidiaries of all Elk’s taxicab medallion loans.

The information furnished is not deemed "filed" for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

A copy of the press release is attached hereto as Exhibit 99.1, and a copy of the letter agreement is attached hereto as exhibit 99.2 and both are incorporated herein by reference.

                                    SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION

                                           By:  /s/ Michael R. Feinsod

                                              ----------------------------------

                                                Name:  Michael R. Feinsod

                                                Title: Chief Executive Officer

Dated:  October 20, 2008

Exhibit Index

Exhibit

Number                   Description

99.1                 Press Release dated October 20, 2008

99.2                 Letter Agreement with Medallion Financial Corp. and Medallion Bank